Proxy Statement Pursuant to Section 14(a) of the Securities
                                                  Exchange Act of 1934
                                                    (Amendment No. __)

Filed by the Registrant [X]

Filed by the Party other than the Registrant [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                           LAS VEGAS ENTERTAINMENT NETWORK,
                            INC.
                                     (Name of Registrant as Specified In Its
                                                   Charter)

                                           LAS VEGAS ENTERTAINMENT NETWORK,
                            INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1), or
14a-6(I)(2).
[ ]      $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(I)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         (1)    Title of each class of securities to which transaction applies:


         (2)      Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
                  0-11:


         (4)      Proposed maximum aggregate value of transaction:





[ ]      Check box if any part of the fee is offset as provided by Exchange Act
 Rule 0-11(a)(2) and identify the
filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement
number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


         (2)      Form, Schedule or Registration Statement No.:


         (3)      Filing Party:


         (4)      Date Filed:

                                                   APPOINTMENT OF PROXY

                                      LAS VEGAS ENTERTAINMENT NETWORK, INC.
                               Special Meeting of Stockholders -- May 14, 1998

      The undersigned hereby appoints JOSEPH A. CORAZZI and CARL SAMBUS and each of them (with full power to act without the other), the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of stock of LAS VEGAS ENTERTAINMENT NETWORK, INC. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders (the "Meeting") of LAS VEGAS ENTERTAINMENT NETWORK, INC., to be held at 24901 Dana Point Harbor Drive, Suite 200, Dana Point, California 92629, on May 14, 1998, at the hour of 10:00 a.m., local time.


      1. FOR [ ] WITHHOLD [ ] an amendment to the Certificate of Incorporation to effect a one-for-twenty reverse stock split of the
           Common Stock.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. THE SHARES
REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE CERTIFICATE OF
 INCORPORATION OR, IF A
CONTRARY INSTRUCTION IS INDICATED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

      All other proxies heretofore given by the undersigned to vote shares of stock of LAS VEGAS ENTERTAINMENT NETWORK, INC. which the undersigned would be entitled to vote if personally present at said Meeting or any adjournment thereof are hereby expressly revoked.
This proxy may be revoked at any time prior to the voting hereof.

      NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator,  guardian or trustee, please give full title as such If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.

                                       (Date)
                    -------------------------------------------------

                                     (Signature)



                                     (Signature)

                                    LAS VEGAS ENTERTAINMENT NETWORK, INC.
                                     1801 Century Park East, 23rd Floor
                          Los Angeles, California 90067



                            NOTICE OF SPECIAL MEETING



                                                   To Be Held

                                                May 14, 1998

    NOTICE IS HEREBY GIVEN, in accordance with the provisions of Section 222 of the General Corporation Law of the State of Delaware, that the annual meeting of the stockholders (the "Meeting") of Las Vegas Entertainment Network, Inc., a Delaware corporation (the
 "Company"), whose principal
executive offices are located at 1801 Century Park East, 23rd Floor, Los Angeles, California 90067, will be held as follows:

    Place:                         Hand & Hand
                                 24901 Dana Point Harbor Drive
                                       Suite 200
                                 Dana Point, California  92629
    Date:                          May 14, 1998

    Time:                              10:00 a.m.

    The purpose of the Meeting is to effect a one-for-twenty reverse split of the common stock.

    The Board of Directors has fixed the close of business on April 16, 1998, as the record date for the determination of shareholders entitled to notice of and to vote as the Meeting.

    Shares can be voted at the Meeting only if the record holder thereof is present at the meeting or represented by proxy. To insure the presence of a quorum at the Meeting, you are requested to sign and date the accompanying Appointment of Proxy and return it promptly in the enclosed return
envelope. The giving of such Appointment of Proxy will not affect your rights to vote in person in the event you attend the Meeting.

                       By Order of The Board of Directors



April 16, 1998                                           Carl A. Sambus
                                                         Secretary

                            LAS VEGAS ENTERTAINMENT NETWORK, INC.
                            1801 Century Park East, 23rd Floor
                            Los Angeles, California 90067

                                      PROXY STATEMENT

                              Mailing Date:  April 16, 1998


                         SPECIAL MEETING OF STOCKHOLDERS



                                  To Be Held May 14, 1998

General

         This Proxy Statement is furnished to the holders of Common Stock, $.001 par value per share (the "Common Stock"), of Las Vegas Entertainment Network, Inc. (the "Company"),
 on behalf of the
Company, in connection with its solicitation of Appointments of Proxy in the form enclosed herewith
for use at a special meeting of stockholders (the "Meeting") to be held on May
 14, 1998, and at any
adjournments thereof. The Meeting will be held at 10:00 a.m. local time, on the above date, at The Law Offices of Hand & Hand, 24901 Dana Point Harbor Drive, Suite 200, Dana Point, California 92629. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Meeting.

         The cost of this solicitation of Appointments of Proxy will be borne by the Company. In addition to the solicitation of Appointments of Proxy by mail, certain officers, directors and regular employees of the Company, without additional renumeration, may solicit
 Appointments of Proxy
personally or by telephone, telegraph or cable.  Arrangements will also be made with brokerage firms
and other nominee holders for forwarding proxy materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

Voting of Appointments of Proxy

         The persons named in the enclosed Appointment of Proxy as proxies to represent shareholders at the Meeting are Carl A. Sambus and Joseph A. Corazzi. An Appointment of Proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, that Appointment of Proxy will be to vote FOR the
Proposal described herein.   On any other matters that may come before the
 meeting, each Appointment
of Proxy will be voted in accordance with the best judgment of the proxies.

Revocability of Appointments of Proxy

         An Appointment of Proxy may be revoked by the shareholder at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed Appointment of Proxy bearing a later date, or by attending the Meeting and announcing his intention to vote in person.

Record Date and Voting Rights

         The close of business on April 16, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only those shareholders of record on
that date will be entitled to vote on the proposals described herein.

         The voting securities of the Company are the shares of its Common Stock, of which 34,898,349 shares were issued and outstanding as of April 16, 1998. All outstanding shares are entitled to one vote on each matter submitted for voting at the Meeting.

Beneficial Ownership of Common Stock

Directors and Officers. The following table sets forth the beneficial ownership of the Company's Common Stock as of April 16, 1998, by each of the Company's current directors and nominees for election as director, and by all directors and officers of the Company as a group.


                                                          Amount of
     Name and                                            Beneficial                         Percent of
      Address                                             Ownership                            Class

Joseph A. Corazzi(1)                                     4,795,872                            12.3.%
505 Marquette
Albuquerque, New Mexico  87102

Carl A. Sambus(2)                                          292,500                                 *
88 10th Street
Garden City, NY 11530

Paul Whitford(3)                                           100,000                                 *
1208 Cochise Drive
Arlington, Texas  76012

Jefferson Simmons                                                -                                 *
181 Glen Oban Drive
Arnold, MD  21012

All Directors and Executive Officers                     5,188,372                             13.0%
as a Group (4 persons)(3)

* Less than 1%


(1) Includes 665,872 shares owned by Mr. Corazzi; 130,000 shares issuable pursuant to an option granted to Mr. Corazzi under the Company's Stock Option Plan, and 4,000,000 shares issuable under options not granted under the Stock Option Plan.

(2) Includes options to purchase 250,000 shares of Common Stock granted to Mr. Sambus.

(3) Includes options to purchase 100,000 shares of Common Stock granted to Mr. Whitford.

         By virtue of their share ownership and/or management positions, Messrs. Sambus and Corazzi may be deemed promoters and parents of the Company as those terms are defined in the rules and regulations under the Securities Act requirements.



                                 PROPOSAL NO. 1:
                AMENDMENT OF ARTICLES OF INCORPORATION - REVERSE STOCK SPLIT

         The Board of Directors has approved a 1-for-20 reverse stock split of the Company's Common Stock. The purpose of the reverse stock split is to comply with NASDAQ's minimum bid requirement of $1.00 per share, which became effective on
February 23, 1998.
The Company's Common Stock is traded under the symbol LVEN, as of April 6, 1998 the bid price of the Common Stock was $0.12 per share.

         Under the proposed amendment, each outstanding twenty shares of Common Stock will be reclassified as one new share of Common Stock. Fractional shares will be rounded to the nearest whole share. The effect on the Company's financial statements of the reverse stock split will be the increase of additional paid-in capital by $17,013, and to decrease the common stock amount on the financial statements by a like amount.

         The above amendment to the Articles of Incorporation requires the vote of a majority of all shareholders. The Board of Directors recommends that the stockholders vote FOR this proposal which will enable the Company to continue to list its shares of common stock on the NASDAQ exchange.

                             OTHER MATTERS

         The Board of Directors knows of no other business which will be brought before the Meeting. Should other matters properly come before the Meeting, the proxies will vote all Appointments of Proxy received according to their best judgment on such matters.

                    BY ORDER OF THE BOARD OF DIRECTORS



                                       Carl S. Sambus
                                       Secretary
April 16, 1998